Exhibit 99.1

Pelican Acquisition Corporation Issues Clarification Regarding Potential Application of Stock Repurchase Excise Tax

HOUSTON, March 11, 2026 – Pelican Acquisition Corporation (the “Company”), a Cayman Islands exempted company, today issued a clarification regarding the potential application of the 1% excise tax on certain stock repurchases under Section 4501 of the Internal Revenue Code of 1986, as amended. The excise tax was enacted as part of the Inflation Reduction Act of 2022.

As previously disclosed in the Company’s proxy statement relating to its proposed business combination with Greenland Exploration Limited, March GL Company and the other parties thereto (the “Business Combination”), the Company does not expect that the 1% excise tax will apply to redemptions of the Company’s ordinary shares in connection with the shareholder vote to approve the Business Combination.

The Company is incorporated as a Cayman Islands exempted company and, accordingly, is not a “covered corporation” within the meaning of Section 4501 of the Internal Revenue Code. Based on currently available guidance and applicable law, the Company therefore does not expect that the excise tax will apply to redemptions of the Company’s ordinary shares by public shareholders in connection with the extraordinary general meeting to approve the Business Combination.

As a result, the Company does not expect that any excise tax will reduce the amount of cash received by public shareholders who elect to redeem their shares in connection with the Business Combination.

The foregoing discussion is a summary only and reflects the Company’s current interpretation of applicable law and available guidance. Future regulations or other guidance issued by the U.S. Department of the Treasury or the Internal Revenue Service could potentially affect the application of the excise tax, including with retroactive effect.

About Greenland Exploration Limited

Greenland Exploration Limited is a Texas-based entity focused on developing strategic positions in North American energy assets. Through its partnerships, Greenland aims to deliver long-term shareholder value in a dynamic and evolving energy market. https://www.linkedin.com/company/greenland-energy-company

About March GL Company

March GL Company, a privately-owned Texas Corporation, entered into an agreement with 80 Mile for drilling to commence at the Jameson oil and gas basin in Greenland. March GL will fund 100% of the costs associated with up to two exploration wells, which are designed to delineate the sedimentary structure and energy potential of the Jameson Land Basin. In return, March GL will earn through 80 Mile’s subsidiary company up to 70% interest in the entire basin. March GL Company will be appointed as the Field Operations Manager. More information is available on its website www.MarchGL.com.

About Pelican Acquisition Corporation

Pelican Acquisition Corporation is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Pelican is not limited to any particular industry or geographic region in identifying prospective targets.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, but are not limited to, statements about Pelican, Greenland Exploration Limited, and March GL Company’s ability to effectuate the Business Combination discussed in this document; the benefits of the Business Combination; the future financial performance of Greenland (defined as the Greenland Energy Company, which will be the go-forward public company following the completion of the Business Combination) following the contemplated transactions; changes in the parties’ strategy; future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Pelican’s, Greenland Exploration Limited’s, March GL Company’s, or Greenland’s views as of any subsequent date, and none of Pelican, Greenland Exploration Limited, March GL Company, and Greenland undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither Pelican nor Greenland gives any assurance that either Pelican or Greenland will achieve its business expectations. Therefore, you should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Greenland’s actual result or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Business Combination by Pelican’s business combination deadline, including after approval of applicable extensions and the potential failure to obtain such extension(s) of the business combination by the deadline if sought by Pelican; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Business Combination, (iii) the outcome of any legal, regulatory, or governmental proceedings that may be instituted against Pelican, Greenland Exploration Limited, March GL Company, or Greenland or any investigation or inquiry following announcement of the Business Combination, including in connection with the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain approval of Pelican’s shareholders or other interested persons; (v) Greenland Exploration Limited, March GL Company, and Greenland’s success in retaining or recruiting, or changes required in its officers, key employees or directors, following the Business Combination; (vi) the ability of the parties to obtain the listing of the Greenland’s common stock on a national securities exchange upon the date of closing of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of Greenland Exploration Limited or March GL Company; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) the unexpected costs related to the Business Combination; (x) the amount of redemptions by the Pelican public shareholders being greater than expected; (xi) the management and board composition of Greenland following the Business Combination; (xii) limited liquidity and trading of Greenland’s securities following completion of the Business Combination; (xiii) changes in domestic and foreign business, market, financial, political, and legal conditions, including March GL Company’s expectations of receiving extensions on applicable licenses, (xiv) the possibility that Pelican, Greenland Exploration Limited, or March GL Company may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Pelican, Greenland Exploration Limited, or March GL Company’s resources; (xvii) the risk that the consummation of the Business Combination is substantially delayed or does not occur; and (xviii) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in other filings of Pelican with the SEC.

Contact

Robert Labbe

Chief Executive Officer

Email: admin@pelicanacq.com

Tel: (212) 612-1400